UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
April 16, 2026
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road,	Palo Alto, California	94304
(Address of principal executive offices)		(Zip code)
(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2026, HP Inc. (“HP”) held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, as described further in Item 5.07 below, HP’s stockholders approved the Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan (the “Amended 2004 Plan”), which had previously been approved by the Board of Directors of HP, subject to stockholder approval.

The primary change to the Amended 2004 Plan is to make an additional 73,600,000 shares of HP’s common stock available for issuance pursuant to share-based compensation awards granted under the plan.

	A more complete description of the terms of the Amended 2004 Plan can be found in "Board Proposal No. 4 Approval of Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan" on pages "96-104" of HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 25, 2026 (the “Proxy Statement”), which description is incorporated by reference herein. The description of the Amended 2004 Plan is qualified in its entirety by reference to the full text of the Amended 2004 Plan, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

	At the 2026 Annual Meeting, stockholders voted on the five proposals outlined in the Proxy Statement and cast their votes as described below.

	Proposal 1
	HP’s stockholders elected twelve individuals to HP’s Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

	Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Chip Bergh	643,589,457	11,044,596	2,886,859	122,668,376
	Bruce Broussard	647,338,474	7,136,578	3,045,860	122,668,376
	Stacy Brown-Philpot	644,236,479	10,295,393	2,989,040	122,668,376
	Stephanie A. Burns	636,931,830	17,539,675	3,049,407	122,668,376
	Mary Anne Citrino	645,576,893	9,033,881	2,910,138	122,668,376
	Richard L. Clemmer	648,076,180	6,457,616	2,987,116	122,668,376
	Fama Francisco	648,293,530	6,370,123	2,857,259	122,668,376
	David Meline	641,204,287	13,288,252	3,028,373	122,668,376
	Judith Miscik	648,195,170	6,572,673	2,753,069	122,668,376
	Gianluca Pettiti	649,092,990	5,446,232	2,981,690	122,668,376
	Kim K.W. Rucker	618,860,860	35,843,716	2,816,336	122,668,376
	Songyee Yoon	649,656,767	5,050,836	2,813,309	122,668,376

	Proposal 2
	HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2026 as set forth below:

	Votes For	Votes Against	Abstentions
	722,952,521	55,341,403	1,895,364

	Proposal 3
	HP’s stockholders approved, by advisory vote, HP's named executive officer compensation as set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	602,699,016	52,099,574	2,722,322	122,668,376

Proposal 4
HP’s stockholders approved the Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
495,892,067	159,248,223	2,380,622	122,668,376

Proposal 5
HP’s stockholders did not approve the stockholder proposal regarding an independent board chairman as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,071,429	547,764,193	4,685,290	122,668,376

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Fifth Amended and Restated HP Inc. 2004 Stock Incentive Plan.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 21, 2026	By:	/s/ WHITNEY COX
	Name:	Whitney Cox
	Title:	SVP, Deputy General Counsel, Corporate and Corporate Secretary